                                                                   Exhibit 10.45

                          LICENSE SYSTEM ADDENDUM NO. 4

                                       to

                       MASTER TECHNOLOGY LICENSE AGREEMENT

                                     between

                              OKI DATA CORPORATION

                                       and

                     PEERLESS SYSTEMS IMAGING PRODUCTS, INC.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

OKI / PSIP (LSA#4)                                             CONFIDENTIAL
--------------------------------------------------------------------------------

                         LICENSED SYSTEM ADDENDUM NO. 4
                        EFFECTIVE AS OF FEBRUARY 1, 2002
                                     TO THE
                       MASTER TECHNOLOGY LICENSE AGREEMENT
                                     BETWEEN
                              OKI DATA CORPORATION
                                       AND
                     PEERLESS SYSTEMS IMAGING PRODUCTS, INC.

                         NAME OF AUTHORIZED OKI DEVICES:

                  Roman: C7100 / C7300 / C7500 / C9300 / C9500
                  Kanji: MICROLINE9500PSF / MICROLINE9500PS
                         MICROLINE9300PS / MICROLINE7300PS

This Addendum sets forth the Authorized OKI Device and additional and different terms and conditions particular to the Authorized OKI Devices described below and shall be incorporated by reference into the Master Technology License Agreement effective as of October 15, 1999, (the "MTLA") between Oki Data Corporation ("OKI") and Peerless Systems Imaging Products, Inc. ("PSIP"). Such different or additional terms are applicable only to the Authorized OKI Devices described below and in no way alter the terms and conditions applicable to other Authorized OKI Devices incorporated into the MTLA by addition of an Addendum unless otherwise expressly stated in Schedule 2 to this Addendum. All the terms used in this Addendum shall retain the same meaning as defined in the MTLA and such definitions are incorporated herein by reference.

A. Authorized OKI Device:

(1) Software:

Revised Object (as defined in the MTLA) that is derived from the Licensed Product as described in the Licensed Product Addendum No. 1 (Reference Port
3011) and No. 3 (Page Pipeline and Memory Manager).

The Software also includes the Adobe Type Connection Technology that allows Adobe PostScript interpreters to synthesize replacement fonts from substitution fonts for a predetermined set of fonts that are otherwise not resident in the Authorized OKI Device.

(2) Font Programs:

For a further description of the Authorized OKI Device features, see Schedule 1, Authorized OKI Device Functional Specification Summary, attached hereto.

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Final (March 8, 2002)             Page 1 of 17              OKI ___: PSIP ___

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OKI / PSIP (LSA#4)                                              CONFIDENTIAL
--------------------------------------------------------------------------------

B. Media for the Software as Distributed by OKI:

The Software will be distributed on Flash ROM, OTP ROM or mask ROM.

C. QA Certification Schedule

-------------------------------------------------------------------------------------------------------------
Milestone Description                                                             Schedule
-------------------------------------------------------------------------------------------------------------
(1)   OKI notifies PSIP of expected date for submission of the Final Release      *
      to PSIP QA.
-------------------------------------------------------------------------------------------------------------
(2)   OKI provides to PSIP hard copy output, check list, test log and analysis    *
      of error(s) from the Adobe Certification Test Suite demonstrating that the
      Final Release has passed, the PPD file and two (2) production units (each consisting of a production level controller and production level engine)
      for Final Release testing.

-------------------------------------------------------------------------------------------------------------
(3)   OKI provides to PSIP the Final Release (one set of Revised Object ROMs,     *
      including the Font Programs listed in Section G ("Roman Coded Font
      Programs") and Section H ("Font Programs for Japanese Typefaces"), for
      each of the one (1) production unit of C7500, MICROLINE7300PS,
      MICROLINE9500PSF and MICROLINE9300PS), the final 3011 Addendum specified in Section J ("Documentation") below and the PPD File.

-------------------------------------------------------------------------------------------------------------
(4)   PSIP reviews OKI's hard copy output for approval, completes Final           *
      Release testing and reports all found problems to OKI.

-------------------------------------------------------------------------------------------------------------
(5)   PSIP determines acceptance of the Revised Object ("Software") as            *
      specified in the MTLA and obtains certification from Adobe for all of the Authorized OKI Devices described in this Licensed System Addendum
      No. 4.

-------------------------------------------------------------------------------------------------------------

PEERLESS Certification. Following completion of testing and PSIP's delivery to PEERLESS of the test results, PEERLESS shall have * (*) business days following the delivery of the test results to determine from its review of such test results whether the Authorized OKI Device (a) conforms to the applicable Adobe Certification Test Suite and any other tests or procedures specified in the test plan, and (b) produces output meeting Adobe's quality standards, as reasonably determined by Adobe from time to time.

Upon PEERLESS's determining that the Authorized OKI Device (a) conforms to the applicable Adobe Certification Test Suite and any other tests or procedures specified in the test plan and (b) produces output meeting Adobe's quality standards, PEERLESS shall request to issue and

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (March 8, 2002)             Page 2 of 17              OKI ___: PSIP ___

OKI / PSIP (LSA#4)                                              CONFIDENTIAL
--------------------------------------------------------------------------------

obtain from Adobe a certification letter, which shall be delivered to OKI through PEERLESS and PSIP.

Upon PEERLESS's or Adobe's determining that the Authorized OKI Device does not conform to the Adobe Certification Test Suite and any other tests or procedures specified in the test plan, or that the test output fails to meet Adobe's quality standards, PEERLESS shall provide, through PSIP, to OKI a report identifying the failure. OKI shall use reasonable efforts to promptly correct any nonconformity and resubmit the Authorized OKI Device for re-testing. This process shall continue until Adobe certifies the Authorized OKI Device.

PSIP certification fees, which shall be covered by Article 6.2 of the Agreement for Entrusting Support between PSIP and OKI, and the fee for the review at PEERLESS, which shall be at the rate of * United States dollars (US$*) per man-hour, are not covered by this LSA #4 Both fees shall be deducted from any remaining balance of Support Fees already paid to PSIP by OKI under the Agreement for Entrusting Support. If the remaining balance of the Support Fee under the Agreement for Entrusting Support is not sufficient to cover such fees, OKI will be invoiced separately and will pay to PSIP in accordance with Section
6.3.2 of Agreement for Entrusting Support.

OKI Notification. PSIP shall notify OKI when the Adobe Certification Test Suite is successfully completed.

D. Definition of Development Schedule Terms:

(1) Final Release: For submission to PSIP QA for final certification testing in accordance with Section 2.3.3(d) PSIP Testing and Adobe Certification of the MTLA. OKI shall ensure that the Final Release version of the Revised Object passes all tests in the Adobe Certification Test Suite prior to submission to PSIP. The Final Release shall have a Bug Score (as defined below) of * .

**** less than or equals to

(2) Bug Score: The Bug Score of a given release at any given time is calculated according to the following formula:

                                        n

                             (sum of) (B i)/2/

                                      i = 1

Where B i = the severity of the ith open bug and n = the total number of open bugs.

(3)  Severity:

Severities of product bugs are defined as follows:

Severity 4:  A bug that materially impairs functionality and for which there is no workaround. Most severe; must be fixed.

Severity 3:  A bug that materially impairs functionality and for which there is no easy or convenient workaround. Fairly severe; must be fixed.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (March 8, 2002)             Page 3 of 17              OKI ___: PSIP ___

OKI / PSIP (LSA#4)                                              CONFIDENTIAL
--------------------------------------------------------------------------------

Severity 2:  A bug that has relatively low End User impact and for which a convenient workaround exists. Should be fixed in a subsequent release, if any.

Severity 1:  A minor bug or cosmetic problem.  No need to fix.

Severity 0:  A specification change or request for an enhancement.

E. Loaned Equipment:

OKI will supply PSIP with one (1) production unit of the Authorized OKI Device as specified in Section C above (QA Certification Schedule) including Revised Object for Final Release testing. OKI will ensure that such Loaned Equipment is maintained in functional working order at all times.

F. Applicable Royalties:

Royalty for Authorized OKI Device, Font Programs described herein shall apply to all Authorized OKI Devices, Font Programs sold, leased or otherwise disposed of by OKI or Affiliates to distributors, OEM Remarketer Customers or End Users.

Subject to Article 12.1 (Reporting) of the MTLA and payment terms as defined herein, within * after the end of calendar quarter, OKI shall report total quantity of the Authorized OKI Devices distributed by or on behalf of OKI or its Affiliates. OKI shall pay Per Unit License Fee for each Authorized OKI Device pursuant to the payment provisions set out in Schedule 2 to this Addendum no. 4.

OKI shall be entitled to deduct from earned royalties which become due and payable pursuant to this paragraph such amounts as OKI is required to withhold therefrom pursuant to the applicable tax provisions of U.S.A. and Japan for the payment for PSIP account, of applicable Japanese income tax therefor, provided, however, that OKI will furnish PSIP with appropriate documentation evidencing the payment of such taxes.

(1)  Basis for Payments Hereunder.

     (a)  Currency

     All royalty due to PSIP shall be paid in U.S. dollars.

     (b)  Exchange Rate Calculation for Royalties.

     The exchange rate used to convert these Japanese List Prices into U.S. dollars for the purpose of payment by OKI of royalties due hereunder shall be the average of the mean telegraphic transfer rates quoted by the head office of Tokyo Mitsubishi Bank at the close of banking on each of the first and last bank business days of the relevant quarterly accounting period.

     (c)  List Price

     All List Prices, as defined below, shall be established by OKI or Affiliates in good faith, and shall be exclusive of amounts received for taxes, interest, non-warranty maintenance and installation charges, insurance, shipping and handling costs. The foregoing shall not be construed as fixing any sales price.

          (i) List Price for Kanji Authorized OKI Device. The List Price for Kanji Authorized OKI Device shall mean OKI's published list price in Japanese yen for quantity one (1) of

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (March 8, 2002)             Page 4 of 17              OKI ___: PSIP ___

OKI / PSIP (LSA#4)                                              CONFIDENTIAL
--------------------------------------------------------------------------------

         each model of Authorized OKI Device with Minimum Configuration distributed to End Users in Japan.

         (ii) List Price for Roman Authorized OKI Device. The List Price for Roman Authorized OKI Device shall mean OKI or Affiliates published list price in U.S. dollars for quantity one (1) of each model of Authorized OKI Device with Minimum Configuration distributed to End Users in U.S. The List Price for Roman Authorized OKI Device shall apply for the purpose of royalty calculations for distribution of all Authorized OKI Devices worldwide other than Japan.

         (iii) In the event that the Roman Authorized OKI Device is not distributed in the United States, then the published List Price of the Roman Authorized OKI Device in a country other than the U.S. maybe used upon mutual agreement between the parties.

(2)  Minimum Configuration.

Minimum Configuration refers to an Authorized OKI Device that contains all of the essential components required to supply the End User with the minimum level of functionality specified for the applicable Authorized OKI Device.

For the purpose of royalty calculations to be made hereunder, the Minimum Configuration of the Authorized OKI Devices are defined as follows:

     (a) C7100

     * , the Software and the Font Programs listed in Section G ("Roman Coded Font Programs") below.

     (b) 7300

     * , the Software and the Font Programs listed in Section G ("Roman Coded Font Programs") below.

     (c) C7500

     * , the Software and the Font Programs listed in Section G ("Roman Coded Font Programs") below.

     (d) C9300

     * , the Software and the Font Programs listed in Section G ("Roman Coded Font Programs") below.

     (e) C9500

     * , hard disk, network card, the Software and the Font Programs listed in Section G ("Roman Coded Font Programs") below.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (March 8, 2002)             Page 5 of 17              OKI ___: PSIP ___

OKI / PSIP (LSA#4)                                          CONFIDENTIAL
--------------------------------------------------------------------------------

     (f) MICROLINE9500PSF

     *, the Software and the Font Programs listed in Section G ("Roman Coded Font Programs"), H(l) ("Morisawa Japanese Typefaces") below.

     (g) MICROLINE9500PS

     *, the Software and the Font Programs listed in Section G ("Roman Coded Font Programs"), H(2) ("Heisei Japanese Typefaces") below.

     (h) MICROLINE9300PS

     *, the Software and the Font Programs listed in Section G ("Roman Coded Font Programs"), H(2) ("Heisei Japanese Typefaces") below.

     (i) MICROLINE7300PS

     *, the Software and the Font Programs listed in Section G ("Roman Coded Font Programs"), H(2) ("Heisei Japanese Typefaces") below.

(3)  Royalties

For each Authorized OKI Device described in this Addendum No. 4, which is sold, leased or otherwise disposed of or used by OKI or its Affiliates, the pricing table as defined in Schedule 2 shall apply.

G. Roman Coded Font Programs:

PSIP will provide the graphic characters specified in ISO 8859-1: 1987, Latin alphabet No. 1 and ISO 8859-2: 1987, Latin alphabet No. 2, and symbol characters where appropriate, for the Extended Roman Font Program Set specified in Exhibit B to Attachment #1 to MTLA ("Extended Roman Font Program Set").

H. Font Programs for Japanese Typefaces:

(1) Morisawa Japanese Typefaces: PSIP will provide the Adobe Standard Japanese Character Set which includes JIS, Shift-JIS, and EUC encodings of the JIS X 0208-1983 and JIS X 0208-1990 Level I and Level 2 characters plus other characters and encodings as defined in Adobe's Technical Note #5078 (Adobe-Japan 1 -2 Character Collection for CID-Keyed Fonts), dated December 4, 1994, for the Font Programs for Japanese Typefaces in CID-keyed font format listed below. Generic characters listed therein are not typeface specific.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (March 8, 2002)             Page 6 of 17              OKI ___: PSIP ___

OKI / PSIP (LSA#4)                                              CONFIDENTIAL
--------------------------------------------------------------------------------

     (a) Basic Morisawa Typeface;

     Identified

     Trademark               Character Collection      Trademark Owner

     Ryumin Light KL         Adobe-Japanl-2            Morisawa & Company, Ltd.
     Gothic Medium BBB       Adobe-Japanl-2            Morisawa & Company, Ltd.

     (b) Additional Morisawa Typefaces:

     Identified

     Trademark               Character Collection      Trademark Q

     FutoGoB101-Bold         Adobe-Japan1-2            Morisawa & Company, Ltd.
     FutoMinA101-Bold        Adobe-Japan1-2            Morisawa & Company, Ltd.
     Jun101-Light            Adobe-Japan1-2            Morisawa & Company, Ltd.

(2) Heisei Japanese Typefaces: PSIP will provide the Adobe Standard Japanese Character Set which includes JIS, Shift-JIS, and EUC encodings of the JIS X 0208-1983 and JIS X 0208-1990 Level I and Level 2 characters plus other characters and encodings as defined in Adobe's Technical Note #5078 (Adobe-Japanl-2 Character Collection for CID-Keyed Fonts), dated December 4, 1994, for the Font Programs for Japanese Typefaces in CID-keyed font format listed below. Generic characters listed therein are not typeface specific.

Identifying

Trade                    Character Collection      Trademark Owner

HeiseiMin-W3             Adobe-Japan1-2            Japan Standards Association
                                                   Font Design Center

HeiseiKakuGo-W5          Adobe-Japan1-2            Japan Standards Association
                                                   Font Design Center

I. Training

None.

J. Documentation :

PostScript Language Addendum prepared by OKI, describing the features specific to the Authorized OKI Device and the means of accessing those features via the PostScript language.

K. Designated Persons:

(1)  Technically qualified OKI person to respond to information requested by
PSIP:

--------------------------------------------------------------------------------
Final (March 8, 2002)             Page 7 of 17              OKI ___: PSIP ___

OKI / PSIP (LSA#4)                                              CONFIDENTIAL
--------------------------------------------------------------------------------

          Mr. Hirohiko, Nakazato
          General Manager,
          Software Development Dept. 2
          Controller & Software Center
          Oki Data Corporation
          3-1 Futaba-cho, Takasaki-shi,
          Gunma 370-8585, Japan
          Tel: +81-27-328-6364
          Fax: +81-27-327-1737

(2) Technically qualified PSIP person to respond to information requested by
OKI:

          Mr. Glenn Sikkema
          Peerless Systems Imaging Products Inc.
          20415 72nd Ave. S., Suite 400,
          Kent, WA 98032 USA
          Tel: +1-253-395-8890 ex. 15
          Fax: +1-253-395-8896

L. ADDITIONAL LICENSE GRANTED.

(1) Object License. Subject to the provisions of the MTLA and this LSA #4 as well as the payment of all applicable License Fees for the term of such license, PSIP hereby grants to OKI the nonexclusive license provided for in Section 2.2 of the MTLA:

(2) Use in Derivative Work. The Licensed Products, or a Derivative Work thereof created by PSIP, if they are to be incorporated in and distributed in a new product other than the Authorized OKI Device, or if it is to be incorporated in and distributed in an option thereto to the aforementioned Authorized OKI Device, require the development of a separate Licensed System Addendum. The Derivative Work covered in this LSA #4 currently is limited to use in or with the Authorized OKI Devices set out in this LSA #4.

If OKI hereinafter determines that the Licensed Products, or a Derivative Work thereof, in whole or in part, is to be used in a new product other than the Authorized OKI Devices, then PSIP and OKI would in good faith negotiate and sign an additional LSA for the `future' product(s).

M. TERM AND TERMINATION. The term of this LSA #4 shall be contemporaneous with the term of the Object Code License granted under the MTLA.

N. INDEMNIFICATION. OKI shall have the right, subject to the MTLA and this LSA #4, to control its development, manufacturing and marketing efforts. Accordingly, OKI shall, except to the extent that PSIP has indemnified OKI pursuant to the MTLA, defend itself against and from any and all losses or damages (including without limitation attorneys' fees and costs and all third party claims or demands of any type whatsoever) arising out of, incurred in connection with or relating to the OKI's development, manufacturing and marketing of the Authorized OKI Device and indemnify and hold harmless PSIP pursuant to the MTLA.

O. PROPRIETARY RIGHTS AND CONFIDENTIALITY

(1) PSIP's ownership of the Licensed Products and Derivative Works thereof are defined in Section 4 of the MTLA.

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Final (March 8, 2002)             Page 8 of 17              OKI ___: PSIP ___

OKI / PSIP (LSA#4)                                              CONFIDENTIAL
--------------------------------------------------------------------------------

(2) Rights not expressly granted to the OKI hereunder are reserved by the PSIP. The right to manufacture and distribute such modified code (i.e., a Derivative
Work) other than for the Authorized OKI Device requires a separate Licensed System Addendum.

Without limiting the foregoing, OKI shall own all title and proprietary rights in any pre-existing OKI intellectual property that OKI contributes to any such Derivative Work.

(3) Without limiting any of OKI's obligations of confidentiality imposed pursuant to the MTLA, OKI shall (i) specifically require any employee and contractor of OKI to execute OKI's standard confidentiality and non-disclosure agreement(s) content of such agreement to be subject to PSIP's approval, which shall not be unreasonably withheld; (ii) notify PSIP promptly and in writing of any circumstances of which OKI has knowledge regarding any possible use of or access to any Confidential Information or any part thereof by any unauthorized person or entity; and (iii) take and allow PSIP to take, at OKI's expense but under PSIP's control, any legal or other action necessary to prevent or stop the `access to or use of the Confidential Information by an person or entity that has gained access to the Confidential Information due to the fault or negligence of License or any breach by OKI of the MTLA or this LSA #4.

(4) Any breach by OKI of any of its obligations under this Section O shall be considered to be Default of the provisions of the MTLA.

P. AUDIT RIGHTS. PSIP shall have the right, not more frequently than once per year upon one (1) business day's prior notice, to have one (1) of its employees walk through and inspect any Authorized OKI Facility to determine whether OKI employs adequate security procedures as required in MTLA.

Such walking through and inspection shall be (i) during OKI's regular business hours, (ii) arranged so that, to the extent possible, OKI's regular business activities are minimally disrupted and (iii) under the terms of an appropriate confidentiality agreement executed by such an employee.

Q. AUTHORIZED OKI FACILITY: OKI may store and use the PSIP Materials (except for the Revised Object and the Host Software) only at the following Authorized OKI Facility.

          Oki Data Systems Co., Ltd.
          Software Engineering Dept.
          PS Porting team
          43 Futaba-cho, Takasaki-shi,
          Gunma, Japan 370-0843

When the Authorized OKI Facility above will be changed, OKI will request a change and inform PSIP in writing of the substitute Authorized OKI Facility's name and address at least thirty (30) days in advance of said change. Said change shall require the written approval of PSIP, which approval by PSIP will not be unreasonably withheld. When OKI stores the duplicated PSIP Materials at a more than one Authorized OKI Facility, then any additional Authorized OKI Facility shall be deemed to be an Authorized OKI Facility thirty (30) days after OKI both (i) has notified PSIP in writing of the address of such additional facility and PSIP has approved in writing, and (ii) OKI has paid PSIP's then standard fee for adding an Authorized OKI Facility subject to the LSA.

--------------------------------------------------------------------------------
Final (March 8, 2002)             Page 9 of 17              OKI ___: PSIP ___

OKI / PSIP (LSA#4)                                              CONFIDENTIAL
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, OKI and PSIP have caused this Addendum No. 4 to be executed by their duty authorized representatives.

PSIP:                                     OKI:

PEERLESS SYSTEMS IMAGING                  OKI DATA CORPORATION
PRODUCTS, INC.

By: /s/ Ron Davis                         By: /s/ Minoru Mizutani
    -------------------------                 ----------------------------------
Printed Name:  Ron Davis                  Printed Name:  Minoru Mizutani

Title:  Vice President Worldwide Sales    Title:  Divisional General Manager,
                                          NIP Business Division

Date:  March __, 2002                     Date:  March __, 2002

--------------------------------------------------------------------------------
Final (March 8, 2002)             Page 10 of 17             OKI ___: PSIP ___

OKI / PSIP (LSA#4)                                              CONFIDENTIAL
--------------------------------------------------------------------------------

                             SCHEDULE 1 TO LSA NO. 4

             Authorized OKI Device Functional Specification Summary

                                       for

                  Roman: C7100 / C7300 / C7500 / C9300 / C9500
                  Kanji: MICROLINE9500PSF / MICROLINE9500PS
                         MICROLINE9300PS / MICROLINE7300PS

1. Introduction

This is the functional specification for the Oki C7100 / C7300 / C7500 / C9300 / C9500 / MICROLINE9500PSF / MICROLINE9500PS / MICROLINE9300PS / MICROLINE7300PS printers. This consists of a controller driving an Oki marking engine and Software to implement Adobe's PostScript 3 Software revised by OKI for Authorized OKI Device.

2. Authorized OKI Device Summary

Controller Design:  *

Controller CPU:     *

ROM:                *

Minimum RAM:        *

Communications:;    *

Resolution:         C7100 / C7300 / C9300         *
                    C7500 / C9500                 *
                    MICROLINE9500PSF              *
                    MICROLINE9500PS               *
                    MICROLINE9300PS / MICROLINE7300PS  *

Color/mono:         *

Marking engines
speeds:             C7100
                    *

                    C7300 / MICROLINE7300PS

                    *

                    C7500

                    *
                    C9300 /C9500 / MICROLINE9500PSF/ MICROLINE9500PS / MICROLINE9300PS

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (March 8, 2002)             Page 11 of 17             OKI ___: PSIP ___

                    *

Paper sizes:        * (for C9300 / C9500 / MICROLINE9500PSF / MICROLINE9500PS
                    MICROLINE9300PS only) *

Paper sources:      *

                       * (for C9300 / C9500 / MICROLINE9500PSF / MICROLINE9500PS / MICROLINE9300PS only)

Paper output:       *

User interface:     *

Other Emulations:   *

Options:            *

Typefaces:          *

                    *

                    *

Other Technology:   *

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (March 8, 2002)             Page 12 of 17             OKI ___: PSIP ___

OKI / PSIP (LSA#4)                                              CONFIDENTIAL
--------------------------------------------------------------------------------

                             SCHEDULE 2 TO LSA NO. 4

                                  PRICING TABLE

                                       FOR

                  Roman: C7100 / C7300 / C7500 / C9300 / C9500
                  Kanji: MICROLINE9500PSF / MICROLINE9500PS
                         MICROLINE9300PS / MICROLINE7300PS

Section #1 - Pricing for Authorized OKI Devices under LSA #4. Authorized OKI Device licensed under this LSA #4 shall be subject to the following Per Unit License Fee.

"Bundled Product" means that every unit of the designated Authorized OKI Devices shipped will contain Adobe PostScript(R)3(TM).

"Unbundled Product" means that every unit of the designated Authorized OKI Devices may not contain Adobe PostScript(R)3(TM). In the event that the Authorized OKI Device is offered for sale with Adobe PostScript(R)3(TM) both as an option and as a standard feature (in this case as two versions of the same Authorized OKI Device), both versions will be considered as "Unbundled Products".

------------------------------------------------------------------------------------------------------------
                                      Table #1 - Basic Pricing Table
------------------------------------------------------------------------------------------------------------
Device Type        Kanji Morisawa    Kanji Heisei    Roman Mono        Roman Color      Kanji Color
                   Fonts (DTP)       Fonts           Printers          Printers         Printers
                                     (Business)
------------------------------------------------------------------------------------------------------------

 *                  *                 *               *                 *                *


------------------------------------------------------------------------------------------------------------
 *                  *             Per Table #2       N/A               N/A               *
                                  Heisei Font
                                  Royalty Table

------------------------------------------------------------------------------------------------------------

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (March 8, 2002)             Page 13 of 17             OKI ___: PSIP ___

OKI / PSIP (LSA#4)                                              CONFIDENTIAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Roman         *           *            *             *            *
--------------------------------------------------------------------------------

             -----------------------------------------------------------
                Table #2 - Heisei Font Royalty Table (2 font minimum)
             -----------------------------------------------------------
              List Price of Authorized OKI     Price Per Font in U.S. $
              Device in Japanese Yen
             -----------------------------------------------------------
              *** (Yen)*                        $*
             -----------------------------------------------------------
              (Yen)*                            $*
             -----------------------------------------------------------
              (Yen)*                            $*
             -----------------------------------------------------------
              (Yen)*                            $*
             -----------------------------------------------------------
              (Yen)*                            $*
             -----------------------------------------------------------
              (Yen)*                            $*
             -----------------------------------------------------------
              (Yen)*                            $*
             -----------------------------------------------------------
              (Yen)*                            $*
             -----------------------------------------------------------
              (Yen)*                            $*
             -----------------------------------------------------------
              ** (Yen)*                         $*
             -----------------------------------------------------------

*** greater than
**  less than

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (March 8, 2002)             Page 14 of 17             OKI ___: PSIP ___

OKI / PSIP (LSA#4)                                              CONFIDENTIAL
--------------------------------------------------------------------------------

     Table #3 - Pricing Table For Authorized OKI Devices Under This LSA #4.
-------------------------------------------------------------------------------
Authorized OKI Device    Device Type              # of Morisawa fonts or
                                                  Heisei fonts
-------------------------------------------------------------------------------
C7100                    Roman Color Printers     N/A
-------------------------------------------------------------------------------
C7300                    Roman Color Printers     N/A
-------------------------------------------------------------------------------
C7500                    Roman Color Printers     N/A
-------------------------------------------------------------------------------
C9300                    Roman Color Printers     N/A
-------------------------------------------------------------------------------
C9500                    Roman Color Printers     N/A
-------------------------------------------------------------------------------
MICROLINE9500PSF         Kanji Color Printers     * Morisawa fonts
-------------------------------------------------------------------------------
MICROLINE9500PS          Kanji Color Printers     * Heisei fonts
-------------------------------------------------------------------------------
MICROLINE9300PS          Kanji Color Printers     * Heisei fonts
-------------------------------------------------------------------------------
MICROLINE7300PS          Kanji Color Printers     * Heisei fonts
-------------------------------------------------------------------------------

Section 2 - BLOCK LICENSE FEE OPTIONS.

2.0 Block License Fee Payment. PSIP has granted OKI an option of paying Block License Fee for Licensed Products contained in the Authorized OKI Device in lieu of the Per Unit License Fee as provided for in Section 1.1 of Schedule 2 to this LSA #4. If OKI elects such an option, OKI shall pay non-refundable, non-transferable and non-creditable payments of U.S.$ * (* dollars) due and payable as of the Effective Date. This Block License Payment shall be within
* from the receipt of invoice:

     a) Payment of U.S.$ * (* dollars) to be invoiced upon execution of this LSA #4.
     b)   Payment of U.S.$ * (* dollars) to be invoiced on March 1, 2002.

2.1 Block License Terms and Conditions. The terms and conditions of the Block License Fee to OKI are as follows.

     a) The utilization of the Block License Fee shall apply to the distribution of all Authorized OKI Devices named in LSA #1, LSA #2, LSA #3 and this LSA #4. Specifically such Authorized OKI Devices include: OkiPage 14i, Microline 660PS, C7200, C7400, C9200, C9400, Microline 9055c, Microline 3050c, Microline 3020c, Microline 3010c, Microline 1055PS, Microline 1035PS, Microline 1032PS, Microline 2030N, Microline 2020N, Microline 2020, Microline 9055cV, Microline 3050cV, Microline 3020cV, C7100, C7300, C7500, C9300, C9500, Microline
          9500PSF, Microline 9500PS, Microline 9300PS and the Microline 7300PS.

     b) For the Authorized OKI Devices named in LSA #1, LSA #2, LSA #3 and LSA #4, the following reduced Per Unit License Fee as set out in Section
          2.2 below shall apply to each Authorized OKI Device. However, for each of the Authorized OKI Devices named in LSA #1 or LSA #2, either (i) the Per Unit License Fees as stated in LSA #1 or LSA #2, or (ii) the Per Unit License Fee that contained in Section 2.2 below shall solely at OKI's discretion apply.

     c) OKI will apply the above stated Per Unit License Fee to the actual number of Authorized OKI Devices shipped and will thus calculate the equivalent earned Per Unit License Fee.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (March 8, 2002)             Page 15 of 17             OKI ___: PSIP ___

OKI / PSIP (LSA#4)                                              CONFIDENTIAL
--------------------------------------------------------------------------------

     d) The Per Unit License Fees stated below in Section 2.2 shall apply until the crediting of the equivalent earned Per Unit License Fee equals U.S.$ * (* dollars).

     e) Upon exhaustion of the U.S.$ * Block License Fee, the following actions may take place:

              i) If OKI has executed additional Block License Fee for new Authorized OKI Device in which the Authorized OKI Devices named herein are also in part or in total named, prior to the exhaustion of the U.S.$ * Block License Fee, then the Per Unit License Fee for such named Authorized OKI Devices maybe offset against those additional Block Licenses.

              ii) If OKI has not executed any such subsequent Block License, OKI at its sole discretion, may execute an additional Block License Fee for any Authorized OKI Device named in LSA #1, LSA #2, LSA #3 and this Addendum No. 4 in an amount it determines under the same terms and conditions as enumerated herein.

              iii) OKI, at its sole discretion may decide not to purchase an additional Block License, in which case the Per Unit License Fee for each Authorize OKI Device would revert to the rate as defined in Section 1 herein. In regard to Authorized OKI Devices licensed in LSA #1 and LSA #2, the Per Unit License Fee will not exceed the Per Unit License Fee stated in each of the designated LSAs.

              iv) Unless otherwise negotiated between the parties, all future Block License Fees granted pursuant to the terms of this Schedule 2 to LSA #4 are due and payable upon the date of further Block License and shall be paid within * therefrom.

     f) It is agreed between the parties, that OKI upon the grant of License for future Authorized OKI Devices, may request and PSIP will issue additional Block License Fee under the following terms and conditions:

              i) Future Block License Fee will be issued in the denomination of U.S.$ * when such Block License Fee is associated with Authorized OKI Devices licensed under new LSA.

              ii) The Per Unit License Fee as provided for in Section 2.2 below shall apply to any Authorized OKI Device licensed under new LSA.

              iii) At OKI's sole discretion, such future Block License Fees may also name, and be used to offset incurred Per Unit License Fees for previously licensed Authorized OKI devices.

     g) Any Block License Fee executed by both parties may, at OKI's sole discretion, be applied to any Authorized OKI Device(s) First Commercial Shipment of which occurs within ninety (90) days from the execution of Block License Fee.

2.2 License Fees for Authorized OKI Products authorized in LSA #1, LSA #2, LSA #3 and LSA #4 under this Block License. In the case of any and each Authorized OKI Device named

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (March 8, 2002)             Page 16 of 17             OKI ___: PSIP ___

OKI / PSIP (LSA#4)                                              CONFIDENTIAL
--------------------------------------------------------------------------------

in LSA #1 or LSA #2, OKI may, at its sole discretion use either the Per Unit License Fees enumerated in Schedule 2 of each LSA or below under the Block
License:

--------------------------------------------------------------------------------------------------------
                            Table #4 - Basic Pricing Table - Block License
--------------------------------------------------------------------------------------------------------
Device Type      Kanji Mono         Kanji Heisei     Roman Mono      Roman Color     Kanji Color
                 Morisawa Fonts     Fonts (Business) Printers        Printers        Printers
                 (DTP)
--------------------------------------------------------------------------------------------------------
 *               *                  *                *               *               *
--------------------------------------------------------------------------------------------------------
*                See Table #5       U.S. $*/per      N/A             N/A             *
                 Morisawa Font      font
                 Royalty Table
--------------------------------------------------------------------------------------------------------
                                                                                     *

--------------------------------------------------------------------------------------------------------
*                *                  *                *               *               *
--------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------
           Table #5 -- Morisawa Font Royalty Table (2 font minimum)
    -----------------------------------------------------------------------
     List Price of Authorized OKI         Price Per Font in U.S. $
     Device in Japanese Yen
    --------------------------------------------------------------------------
    *** (Yen)*                            $*
    --------------------------------------------------------------------------
    (Yen)*                                $*
    --------------------------------------------------------------------------
    (Yen)*                                $*
    --------------------------------------------------------------------------
    (Yen)*                                $*
    --------------------------------------------------------------------------
    (Yen)*                                $*
    --------------------------------------------------------------------------
    (Yen)*                                $*
    --------------------------------------------------------------------------
    (Yen)*                                $*
    --------------------------------------------------------------------------
    (Yen)*                                $*
    --------------------------------------------------------------------------
    (Yen)*                                $*
    --------------------------------------------------------------------------
    ** (Yen)*                             $*
    --------------------------------------------------------------------------

*** greater than
**  less than

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (March 8, 2002)             Page 17 of 17             OKI ___: PSIP ___

OKI/PSIPAmendment #1 (LSA#4)                                    CONFIDENTIAL
--------------------------------------------------------------------------------

             AMENDMENT # 1 TO THE LICENSED SYSTEM ADDENDUM #4 DATED
                                FEBRUARY 1, 2002

This Amendment #1 dated April 22, 2002 ("Amendment #1") to Licensed System Addendum #4 dated February 1, 2002 ("LSA #4") is entered into by and between OKI DATA Corporation, a Japanese corporation, with principal offices at 4-11-22, Shibaura, Minato-ku, Tokyo 108-8551, Japan (hereinafter "OKI") and Peerless Systems Imaging Products, Inc., a Washington corporation with principal offices at 20415 72/nd/ Ave. S., Suite 400, Kent, WA 98032 USA (hereinafter "PSIP'), pursuant to the provisions of Section 18.2 of the Master Technology License Agreement between those parties dated October 15, 1999 (hereinafter the "Original Agreement").

WHEREAS, the schedule for the Authorized OKI Products based on the PX 711/713 controller has changed, OKI and PSIP now wish to modify the products licensed in Paragraph 2.1 a) of LSA #4;

NOW THEREFORE, OKI and PSIP hereto agree as follows effective April 22, 2002:

1. Paragraph 2.1 a) of LSA #4 is hereby deleted and replaced in its entirety with the following:

          a) The Block License shall apply to the distribution of all Authorized OKi Devices named in LSA #1, LSA #2, LSA #3 and this LSA #4. Specifically such Authorized OKI Devices include: Okipage 14i, Microline 660PS, C7200, C7400, C9200, C9400, Microline
               9055c, Microline 3050c, Microline 3020c, Microline 3010c, Microline 1055PS, Microline 1035PS, Microline 1032PS, Microline 2030N, Microline 2020N, Microline 2020, Microline 9055cV, Microline 3050cV, Microline 3020cV.

2. Except as expressly provided herein, all of the terms of the Original Agreement and LSA #4, shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have, by their duly authorized representatives, executed this Amendment #1 effective as of April 22, 2002.

OKI DATA CORPORATION                      PEERLESS SYSTEMS IMAGING
                                          PRODUCTS, INC.

By:                                       By:

/s/ Minoru Mizutani                       /s/ Ron Davis
----------------------------------        ----------------------------------
Name: Minoru Mizutani                     Name: Ron Davis
Title: Divisional General Manager,        Title: Vice President, Sales
       NIP Business Division
Date:  April ___, 2002                    Date: April ___, 2002

///End

--------------------------------------------------------------------------------
Draft #1 (April 22, 2002)            Page 1

OKI/PSIPAmendment #2 (LSA#4)                                    CONFIDENTIAL
--------------------------------------------------------------------------------

             AMENDMENT # 2 TO THE LICENSED SYSTEM ADDENDUM #4 DATED
                                FEBRUARY 1, 2002

This Amendment #2 dated May 15, 2002 ("Amendment #2") to Licensed System Addendum #4 dated February 1, 2002 ("LSA #4") is entered into by and between OKI DATA Corporation, a Japanese corporation, with principal offices at 4-11-22, Shibaura, Minato-ku, Tokyo 108-8551, Japan (hereinafter "OKI") and Peerless Systems Imaging Products, Inc., a Washington corporation with principal offices at 20415 72/nd/ Ave. S., Suite 400, Kent, WA 98032 USA (hereinafter "PSIP"), pursuant to the provisions of Section 18.2 of the Master Technology License Agreement between those parties dated October 15, 1999 (hereinafter the "Original Agreement").

WHEREAS, OKI and PSIP now wish to issue an additional Block License against the products licensed in Paragraph 2.1 a) of LSA #4;

WHEREAS, OKI and PSIP now wish to include the Authorized OKI Products based on the PX 711/713 controller in the additional Block License;

NOW THEREFORE, OKI and PSIP hereto agree as follows effective May 15, 2002:

1. Subject to the payment of all fees herein, PSIP grants to OKI an additional Block License under the same terms and conditions of Schedule 2 to LSA #4 for the amount of * dollars (U.S. $*).

2. In exchange for this additional Block License, OKI agrees to pay PSIP * dollars (U.S. $*) by * . PSIP agrees that such payment requires the receipt by OKI of an original invoice and the required Tax Application Form for Income Tax Convention with PSIP's signature. OKI will provide the required Tax Application Form for Income Tax Convention and PSIP will sign and return the form to OKI. The payment made hereunder is non-refundable, noncancelable and non-transferable.

3. The Per Unit License Fees stated in Schedule 2 to LSA #4 shall apply until the total earned Per Unit License Fee credited under the Block License equals * dollars (U.S. $*) and will thereafter revert to the Per Unit License Fees in Section #1 of Schedule 2 to LSA #4. This * dollars (U.S. $*) amount represents the total of the original Block License in LSA #4 of * dollars (U.S. $*) plus the Block License purchased in this Amendment #2 of * dollars (U.S. $*).

4. For the purposes of this Amendment #2, Paragraph 2.1 a) of LSA #4 is hereby deleted and replaced in its entirety with the following:

          a) The Block License shall apply to the distribution of all Authorized OKI Devices named in LSA #1, LSA #2, LSA #3 and this LSA #4. Specifically such Authorized OKI Devices include: Okipage 14i, Microline 660PS, C7200, C7400, C9200, C9400, Microline 9055c,
          Microline 3050c, Microline 3020c, Microline 3010c, Microline 1055PS, Microline 1035PS, Microline 1032PS, Microline 2030N, Microline 2020N, Microline 2020, Microline 9055cV, Microline 3050cV, Microline 3020cV, C7100,

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
FINAL (April 22, 2002)               Page 1

OKI/PSIPAmendment #2 (LSA#4)                                    CONFIDENTIAL
--------------------------------------------------------------------------------

          C7300, C7500, C9300, C9500, Microline 9500PSF, Microline 9500PS,
          Microline 9300PS, and the Microline 7300PS.

5. Except as expressly provided herein, all of the terms of the Original Agreement and LSA #4, and Attachment #1 to LSA #4, shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have, by their duty authorized representatives, executed this Amendment #2 effective as of May 15, 2002.

OKI DATA CORPORATION                   PEERLESS SYSTEMS IMAGING
                                       PRODUCTS, INC.

By:                                    By:

/s/ Minoru Mizutani                    /s/ Ron Davis
--------------------------------       ---------------------------------------
Name: Minoru Mizutani                  Name: Ron Davis
Title: Divisional General Manager,     Title: Vice President, Sales
       NIP Business Division
Date: May ___, 2002                    Date: May ___, 2002

///End
--------------------------------------------------------------------------------
FINAL (April 22, 2002)               Page 2

OKI/PSIPAmendment #3 (LSA#4)                                    CONFIDENTIAL
--------------------------------------------------------------------------------

             AMENDMENT # 3 TO THE LICENSED SYSTEM ADDENDUM #4 DATED

                                FEBRUARY 1, 2002

This Amendment #3 dated May 31, 2002 ("Amendment #3") to Licensed System Addendum #4 dated February 1, 2002 ("LSA #4") is entered into by and between OKI DATA Corporation, a Japanese corporation, with principal offices at 4-11-22, Shibaura, Minato-ku, Tokyo 108-8551, Japan (hereinafter "OKI") and Peerless Systems Imaging Products, Inc., a Washington corporation with principal offices at 20415 72/nd/ Ave. S., Suite 400, Kent, WA 98032 USA (hereinafter "PSIP") pursuant to the provisions of Section 18.2 of the Master Technology License Agreement between those parties dated October 15, 1999 (hereinafter the "Original Agreement").

WHEREAS, PSIP issued an additional Block License against the products licensed in Paragraph 2.1 a) of LSA #4 and the Authorized OKI Products based on the PX 711/713 controller in Amendment #2 to LSA #4;

WHEREAS, the product name of an Authorized OIG Product has changed while the product specifications have remained constant;

NOW THEREFORE, OKI and PSIP hereto agree as follows effective May 31, 2002:

1.   All references to Microline 9500PSF shall now refer to Microline 9500PS-F.

2. Except as expressly provided herein, all of the terms of the Original Agreement and LSA #4, Amendment #1 to LSA #4 and Amendment #2 to LSA #4, shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have, by their duly authorized representatives, executed this Amendment #3 effective as of May 31, 2002.

OKI DATA CORPORATION                   PEERLESS SYSTEMS IMAGING
                                       PRODUCTS, INC.

By:                                    By:

/s/ Minoru Mizutani                    /s/ Ron Davis
---------------------------------      ---------------------------------------
Name: Minoru Mizutani                  Name: Ron Davis
Title: Divisional General Manager,     Title: Vice President, Sales
       NIP Business Division
Date: June ___, 2002                   Date: June ___, 2002

///End

--------------------------------------------------------------------------------
(May 28, 2002)                       Page 1